As filed with the Securities and Exchange
                         Commission on April 30, 2001

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /x/ Filed by a party other than the Registrant / /

Check the appropriate box:
                      / /  Preliminary Proxy Statement
                      / /  Definitive Proxy Statement
                      /x/  Definitive Additional Materials
                      / / Soliciting Material Pursuant to Rule 14a-12 / / Confidential, for Use of the Commission Only
                           (as permitted by rule 14a-6(e)(2))

                             MUNIYIELD FUND, INC.
                P.O. Box 9011, Princeton, New Jersey 08543-9011
------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    - ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
    - ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
        - --------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
        - --------------------------------------------------------------------

    (5) Total fee paid:
        - --------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:
- ----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
       - ---------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:
      - ----------------------------------------------------------------------

(3)   Filing Party:
      - ----------------------------------------------------------------------

(4)   Date Filed:
      - ----------------------------------------------------------------------

                             MUNIYIELD FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011


                                                                 April 30, 2001

Dear Stockholder:

An annual meeting (the "Meeting") of the stockholders of MuniYield Fund, Inc. (the "Fund") was held on April 25, 2001 to elect a new Board of Directors of the Fund. Our records indicate that on February 28, 2001, the record date for the Meeting, you were a holder of Series E auction market preferred stock of the Fund. However, due to a processing error, the proxy materials were not sent to you when the materials were originally mailed. Enclosed, please find the proxy materials for this meeting, including a notice of meeting, proxy statement, and proxy voting card or voting instruction form. Your vote is very important to us. In order to ensure that you have the opportunity to vote your shares, we have adjourned the April 25, 2001 meeting until Wednesday, May 16, 2001.

For your convenience, we have established three easy and quick methods by which to register your vote:

         1.  By Phone:             Please call the "800" number printed on your
                                   voting instruction form.



         2.  By Internet:          Visit  www.proxyvote.com  and enter the
                                   12-digit control number located on your
                                   proxy card.

         3.  By Mail:              Return your executed proxy in the enclosed
                                   postage paid envelope, so that it will be received by May 16, 2001.

If you have any questions regarding the Meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

We very much regret this error and any inconvenience it may have caused you. Thank you for your prompt attention.